SCHEDULE 14A INFORMATION

                                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934
                                                (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Tuxis Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

Notes:

                                TUXIS CORPORATION

                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------



To the Stockholders:

         Notice is hereby given that the 2004 Annual Meeting of Stockholders of Tuxis Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, September 7, 2004 at 9:00 a.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominees, Peter M. Kuhlmann as a Class II Director and Mark C. Winmill as a Class IV Director.

         Stockholders of record at the close of business on June 30, 2004 are entitled to receive notice of and to vote at the Annual Meeting.


                                 By Order of the Board of Directors

                                 /s/ Monica Pelaez

                                 Monica Pelaez
                                 Secretary


New York, New York
July 30, 2004





       Please Vote Immediately by Signing and Returning the Enclosed Proxy
              Card. Delay may cause the Company to incur additional
                   expenses to solicit votes for the meeting.

                                TUXIS CORPORATION

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         Annual Meeting of Stockholders
                          to be held September 7, 2004

         This Proxy Statement, dated July 30, 2004, is furnished in connection with a solicitation of proxies by Tuxis Corporation (the "Company") to be voted at the 2004 Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 11 Hanover Square, New York, New York on Tuesday, September 7, 2004 at 9:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on June 30, 2004 are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 983,776 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 6, 2004. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

PROPOSAL 1:   To elect to the Board of Directors the Nominees, Peter M. Kuhlmann
              as a Class II Director and Mark C. Winmill as a Class IV Director

         The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. The number of directors is currently fixed at seven, comprised of two Class I Directors, two Class II Directors, and one Class III, Class IV, and Class V Director. At the Board of Directors meeting held on June 9, 2004, the Board approved the nominations of Peter M. Kuhlmann as a Class II Director and Mark C. Winmill as a Class IV Director each to hold office until, respectively, the 2009 annual meeting and 2006 annual meeting and until his successor is duly elected and qualifies and also approved a reduction in the number of directors to five, effective upon their such election and qualification. Mark C. Winmill and Peter M. Kuhlmann currently serve as, respectively, Class I and Class II Directors of the Company. Thomas B. Winmill who currently serves as a Class IV Director of the Company, will resign effective upon the date Mark C. Winmill is duly elected and qualifies. In the event Mark C. Winmill is not duly elected, as proposed and qualifies, Mark C. Winmill and Thomas B. Winmill shall be deemed holding over and shall continue to manage the business and affairs of the Company as Class I and Class IV Directors, respectively, of the Board of Directors until their successors are duly elected and qualifies. Douglas Wu will not stand for re-election as a Class II Director. The nominees will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominees for Class II and Class IV Directors of the Company.


                                                                                                        Other Public Company
Name, Principal Occupation, Business Experience for Past                      Director                      Directorships
Five Years, Address, and Age                                                    Since                      Held by Director
----------------------------------------------------------------------    ------------------      ---------------------------------

Non-interested Nominee:
Class II:
PETER M. KUHLMANN - He is a partner of Acquest                                   2004                      Bexil Corporation
International L.P., a merger and acquisition consulting firm.
From 1986 to 1990 he was Managing Director of Translink
International, Inc., a Swiss investment banking firm. He was born on December 29, 1952.

                                                                                                         Other Public Company
Name, Principal Occupation, Business Experience for Past                        Director                    Directorships
Five Years, Address, and Age                                                     Since                     Held by Director
----------------------------------------------------------------------     ------------------     ----------------------------------
Interested Nominee:
Class IV:
MARK C. WINMILL* - Since 2002, he has served as                                  2004                 Winmill & Co. Incorporated,
President and Chief Executive Officer of the Company. From                                                 Bexil Corporation
2000 to 2002, he was principally engaged as Chairman of the
Thanksgiving Foundation. He was Chief Operating Officer of
Bull & Bear Securities, Inc. ("BBSI"), a nationwide discount broker, from 1999 to 2000. He was also president and director of BBSI from 1987 until 1999 when Winmill & Co. Incorporated
("WCI") sold BBSI to The Royal Bank of Canada. He was co-president and director of WCI and its affiliates from 1990 to 1999 and an officer and director of the investment companies managed
by its subsidiaries from 1987 to 1999. He was born on
November 26, 1957.

* He is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominees listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominees. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEES.


         The following table sets forth certain information regarding the other Directors currently serving on the Board.

                                                                                                       Other Public Company
Name, Principal Occupation, Business Experience for Past                      Director                     Directorships
Five Years, Address, and Age                                                    Since                     Held by Director
--------------------------------------------------------------------       ---------------     ------------------------------------

Non-interested Directors:
Class I:
RUSSELL E. BURKE III - He is President of Russell E. Burke                      1997                      Bexil Corporation
III, Inc. Fine Art. He was born on August 23, 1946.

Class II:
DOUGLAS WU - Mr. Wu is a Principal of Maxwell Partners.                         2002                      Bexil Corporation
He is a director of York Insurance Services Group, Inc. From
July 1998 to December 1998, he was a Principal of Libra
Advisors LLC. From 1996 to 1998, he was Managing Director-
Private Equity Investment, of Rothschild Emerging Markets
LLC / Croesus Capital Management Corporation. He was born
on July 31, 1960.

Class III:
FREDERICK A. PARKER, JR.- He is retired President and                           2002                      Bexil Corporation
Chief Executive Officer of American Pure Water Corporation,
a manufacturer of water purifying equipment. He was born on
November 14, 1926.


                                                                                                       Other Public Company
Name, Principal Occupation, Business Experience for Past                      Director                    Directorships
Five Years, Address, and Age                                                   Since                    Held by Director
----------------------------------------------------------------------    -----------------     ------------------------------------

Interested Directors:
Class IV:
THOMAS B. WINMILL* - He is General Counsel of the                              1997             Winmill & Co. Incorporated, Bexil
Company, and Chief Executive Officer and a director of certain                                   Corporation, Foxby Corp., Global
investment companies and of WCI and certain of its affiliates.                                    Income Fund, Inc., Midas Fund,
He is a member of the New York State Bar and the SEC Rules                                      Inc., Midas Special Equities Fund,
Committee of the Investment Company Institute. He was born                                     Inc. and Midas Dollar Reserves, Inc.
on June 25, 1959.

Class V:
BASSETT S. WINMILL* - He is Executive Chairman of the                          1983                Winmill & Co. Incorporated,
Board of the Company, as well as certain investment companies,                                        Bexil Corporation and
and of WCI and certain of its affiliates. He is a member of the                                      Global Income Fund, Inc.
New York Society of Security Analysts, the Association for
Investment Management and Research, and the International
Society of Financial Analysts.  He was born on February 10,
1930.

* Bassett S. Winmill and Thomas B. Winmill are "interested persons" of the Company as defined in the 1940 Act based on their positions as officers of the Company and, in the case of Bassett S. Winmill, his indirect beneficial ownership of more than 5% of the Company's shares of common stock. Bassett S. Winmill, the Chairman of the Board of the Company, is the father of Mark C. Winmill, the President of the Company, and Thomas B. Winmill, the General Counsel of the Company.

         The Company has an audit committee comprised of Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr., and Douglas Wu, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has a Governance, Compensation and Nominating Committee the role of which is to assist the Board by 1) recommending to the Board corporate governance guidelines applicable to the Company; 2) identifying, reviewing, and evaluating individuals qualified to become members of the Board; 3) setting the compensation of the Chief Executive Officer and performing other compensation oversight; 4) reviewing and recommending the nomination of Board members; and 5) assisting the Board with other related tasks, as assigned form time to time. The Governance, Compensation and Nominating Committee consists of Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr. and Douglas Wu. The Company has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Thomas B. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act.

         Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:


Name and Age               Principal Occupation During Past 5 years
------------               ----------------------------------------
William G. Vohrer          Chief Accounting Officer, Chief Financial Officer,
Born on August 17, 1950    Treasurer and Vice President since 2001. He is also
                           Chief Accounting Officer, Chief Financial Officer,
                           Treasurer and Vice President of certain investment companies, and of WCI and its affiliates. From 1999 to 2001, he consulted on accounting matters. From
                           1994 to 1999, he was Chief Financial Officer and
                           Financial Operations Principal for Nafinsa
                           Securities, Inc., a Mexican securities broker/dealer.

Robert J. Mathers          Vice President of Operations since 2004. He has over
Born on May 5, 1967        20 years of experience in commercial property
                           management.

Marion E. Morris           Senior Vice President since 2000. She is also Senior
Born on June 17, 1945      Vice President of certain investment companies, and
                           of WCI and its affiliates. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer. Previously, she served as Vice
                           President of Salomon Brothers, The First Boston
                           Corporation, and Cantor Fitzgerald.

Monica Pelaez              Vice President, Secretary and Chief Compliance
Born on November 5, 1971   Officer since 2000. She is also Vice President,
                           Secretary and Chief Compliance Officer of certain investment companies, and of WCI and its affiliates.
                           Previously, she was Special Assistant Corporation
                           Counsel to New York City Administration for
                           Children's Services from 1998 to 2000. She is a member of the New York State Bar.

         The following table sets forth information regarding the direct beneficial ownership of the Company's outstanding shares as of the Record Date by (i) each Director, nominee and executive officer and (ii) all Directors and executive officers as a group.


Name of Director, Nominee or Officer                      Number of Shares                     Percent of Outstanding Shares

------------------------------------------------- --------------------------------  ------------------------------------------------

Non-interested Nominee:
Peter M. Kuhlmann                                              3,400                                        **

Interested Nominee:
Mark C. Winmill                                                1,514                                        **

Non-interested Directors:
Russell E. Burke III                                             0                                          **
Frederick A. Parker, Jr.                                         0                                          **
Douglas Wu                                                       0                                          **

Interested Directors:
Bassett S. Winmill                                             5,090                                        **
Thomas B. Winmill                                                32                                         **

Officers:
Robert J. Mathers                                                0                                          **
Marion E. Morris                                                 0                                          **
Monica Pelaez                                                    0                                          **
William G. Vohrer                                                0                                          **
                                                               ------                                      -----

Total shares held by Directors and officers                    10,036                                      1.02%
                                                               ======                                      =====

** Less than 1% of the outstanding shares.

         To the knowledge of the management of the Company, the following stockholders beneficially owned 5% or more of the outstanding shares of the Company as of the Record Date:

                                                        Approximate Percentage
                                                        of the Company's Total
Name and Address                    Common Stock          Outstanding Shares
------------------------------    ----------------    -------------------------
Investor Service Center, Inc.      199,866 shares               20.32%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*        199,866 shares               20.32%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**               204,956 shares               20.83%
11 Hanover Square
New York, New York 10005

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service
Center, Inc., the direct beneficial owner.

** Bassett S. Winmill has indirect beneficial ownership of 199,866 of these shares, as a result of his status as a controlling person of Winmill &
Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Company as of the Record Date:


Name of Director or Nominee     Dollar Range of Equity Securities in the Company
-----------------------------   ------------------------------------------------
Non-interested Nominee:
Peter M. Kuhlmann                             $10,001-$50,000

Interested Nominee:
Mark C. Winmill                               $10,001-$50,000

Non-interested Directors:
Russell E. Burke III                               None
Frederick A. Parker, Jr.                           None
Douglas Wu                                         None

Interested Directors:
Bassett S. Winmill                           $50,001-$100,000
Thomas B. Winmill                               $1-$10,000

         The Company had four Board meetings, two audit committee meetings, one Compensation Committee (currently, Governance, Compensation and Nominating Committee) meeting and no executive committee meetings during the Company's most recently completed full fiscal year ended December 31, 2003. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

         Directors of the Company who are employees or spouses of employees do not receive fees for attendance at Board meetings. Currently, the Company pays its non-employee directors an annual retainer of $900, and a per Company meeting fee of $1,525. The Company also pays such directors $250 per special telephonic Company meeting attended and per Company committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors and stockholders.

         The aggregate amount of compensation paid to each nominee by the Company for which such nominee is a Board member (the number of which is set forth in parenthesis next to the nominee's name) for the year ended December 31, 2003, is as follows:


Name of Director, Officer,                                       Aggregate Compensation from the
or Nominee                              Position                            Company
----------------------------  ----------------------------- ---------------------------------------
Non-interested Nominee:
Peter M. Kuhlmann                         None                               None

Interested Nominee:
Mark C. Winmill                        President                         $100,000 (1)

Non-interested Directors:
Russell E. Burke III                Director (a) (b)                        $8,750
Frederick A. Parker, Jr.            Director (a) (b)                        $8,750
Douglas Wu                          Director (a) (b)                        $8,750


Interested Directors and/or Officers:
Bassett S. Winmill                                   Executive Chairman and Director                       $200,000 (1)
Thomas B. Winmill                                    General Counsel and Director (c)                         $0 (1)

(a)      Member of Audit Committee
(b) Member of Compensation Committee (currently, Governance, Compensation and Nominating Committee)
(c)      Member of Executive Committee

(1) Compensation of Company personnel was set in the aggregate amount of $300,000 per year effective October 2, 2002. Bonuses aggregating $20,000 earned in 2003 and paid in 2004 are not included.

         The Company has no bonus, pension, profit-sharing or retirement plan. On November 10, 2003, the Company filed an application with the Securities and Exchange Commission (the "Commission") for an order granting exemptive relief to permit the adoption of an incentive compensation plan. On May 3, 2004, the Company filed an application for deregistration from the 1940 Act with the Commission. Both of the Company's applications currently are pending before the Commission.

Audit Committee Report

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Company's independent auditors and the full Board of Directors. The Audit Committee met twice in fiscal 2003.

         In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr., and Douglas Wu. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

         Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Company for the fiscal period commencing January 1, 2004. Tait, Weller also acts as independent accountants of WCI and certain of its affiliates. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The Company's financial statements for the fiscal years ended December 31, 2002 and 2003 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:

Fiscal Year Ended                         Audit-Related                             All             Aggregate Non-
   December 31          Audit Fees            Fees             Tax Fees          Other Fees           Audit Fees*
------------------- ----------------- -------------------- ---------------- ------------------- ---------------------
    2002                 $11,250            $2,250              $3,250              $0                 $33,500
    2003                 $11,750            $1,000              $3,250              $0                 $39,815
------------------- ----------------- -------------------- ---------------- -------------------- --------------------

* Tait, Weller also provides audit and non-audit services to WCI and certain of its affiliates. The Audit Committee has considered the provision of these Services and has determined such services to be compatible with maintaining Tait, Weller's independence.

Governance, Compensation and Nominating Committee

         At a meeting of the Board of Directors on June 9, 2004, the Board of Directors established a Governance, Compensation and Nominating Committee and adopted a charter to define and outline the responsibilities of its members. A copy of the Governance, Compensation and Nominating Committee charter is attached as Exhibit A. The newly formed Governance, Compensation and Nominating Committee consists of Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr., and Douglas Wu, all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the Governance, Compensation and Nominating Committee is to assist the Board of Directors by a) recommending governance guidelines applicable to the Company; b) identifying, evaluating and recommending the nomination of Board members; c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and d) assisting the Board with other related tasks, as assigned from time to time.

         Prior to the establishment of the Governance, Compensation and Nominating Committee, director nominees were recommended to the full Board of Directors by the Company's Chairman and its Chief Executive Officer. Beginning on June 9, 2004, the Governance, Compensation and Nominating Committee assumed this role with the selection of the nominees set forth in Proposal 1 for the Meeting. In selecting the nominees set forth in Proposal 1, the Governance, Compensation and Nominating Committee took into account their independence and the independence of the Company's full Board of Directors, each nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, each nominee's other commitments and each nominee's past service with the Company or with affiliates of the Company.

         The newly formed Governance, Compensation and Nominating Committee has procedures by which stockholders may recommend director candidates which are set forth in Exhibit A.

How to Communicate with the Company's Board of Directors

         Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

                             ADDITIONAL INFORMATION

         At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than the announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

         In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to the beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy

Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

         Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2005 Annual Meeting must be received by the Secretary no earlier than May 8, 2005 nor later than June 7, 2005. Proposals should be mailed to the Company, to the attention of the Company's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2005 Proxy Statement, we must receive it on or before April 8, 2005 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Company's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2003, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

         Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

                                    EXHIBIT A

            GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE CHARTER

                                      Role

The role of the Governance, Compensation and Nominating Committee (the "Committee") of Tuxis Corporation is to assist the Board of Directors (the "Board") of the Company by:

1. Recommending to the Board corporate governance guidelines applicable to the Company;
2. Identifying, reviewing, and evaluating individuals qualified to become members of the Board;
3. Setting the compensation of the Chief Executive
Officer and performing other compensation oversight;
4. Reviewing and recommending the nomination of Board members; and
5. Assisting the Board with other related tasks, as assigned from time to time.

Membership

1. The Committee shall consist of at least three directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Committee members shall meet the independence requirements of the American Stock Exchange, as well as all applicable laws and regulations.
2. Committee members shall be generally
acquainted with corporate governance and compensation issues and have experience in one or more of the areas of the Committee's responsibilities.
3. The members of the Committee, including the chairperson of the Committee ("Chair"), shall be appointed annually by the Board. Members may be replaced by the Board or the Executive Committee at any time, but shall otherwise serve until their successor has been named.

Operations

1. The Committee shall meet at least once a year at the call of the Chair. Additional meetings may occur as any member of the Committee requests or its Chair deems advisable.
2. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.
3. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Maryland.

Authority

1. The Committee will have the resources and authority necessary to discharge its duties and responsibilities.
2. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
3. The Committee shall have the authority to form and delegate responsibilities to subcommittees as appropriate.
4. The Committee shall report to the Board from time to time as it deems appropriate, but not less than annually.

Duties and Responsibilities

The Governance, Compensation and Nominating Committee shall have the following duties and responsibilities, in addition to any others that may be assigned by the Board from time to time:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to assist the directors in fulfilling their responsibilities in a manner that serves the interests of the Company's shareholders;
2. Assist in identifying, interviewing and recruiting candidates for the Board;

3. Before recommending an incumbent, replacement, or additional director, review his or her qualifications, including capability, availability to serve, independence, conflicts of interest, and other relevant factors;
4. Annually present to the Executive Committee a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders;
5. Review and make recommendations about changes to the charter of the Governance, Compensation and Nominating Committee as required in the Committee's opinion;
6. Review and approve corporate goals and objectives relevant to the CEO's compensation and evaluate the CEO's performance relative to those goals and objectives and set the CEO's compensation annually;
7. Make recommendations annually to the Board with respect to the non-CEO compensation as the Committee deems appropriate;
8. Produce a report concerning compensation in compliance with SEC requirements;
9. Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and
10. Review corporate governance guidelines at least annually and provide any appropriate recommendations to the Board.

Procedures Regarding the Consideration of Director Candidates Recommended by Security Holders

         The Committee will consider appropriate candidates recommended by stockholders with relevant business experience who can assist the Company or its business. A stockholder wishing to submit such a recommendation should send a letter, postmarked no later than January 1 in the year of the meeting, to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder and provide:

         o The name, address, telephone number and social security number of the candidate to be considered.
         o A description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected.
         o A copy of the candidate's
         resume and at least three bona fide references. o An analysis of the candidate's qualifications to serve on the Board of Directors and on each of the Board's committees.

         All candidates recommended for election to the Board of Directors must meet the independence standards of the American Stock Exchange.

                                   PROXY CARD
                                TUXIS CORPORATION

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on September 7, 2004, and at any postponement or adjournment thereof.

The undersigned stockholder of Tuxis Corporation (the "Company") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2004 Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover, New York, New York on Tuesday, September 7, 2004 at 9:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominees as proposed in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                TUXIS CORPORATION

                                September 7, 2004

           Please date, sign and mail your proxy card in the envelope provided as soon as possible.

      Please detach along perforated line and mail in the envelope provided

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To elect to the Board of Directors the Nominees listed below:

                                     NOMINEES:
[  ]  FOR ALL NOMINEES              ( ) Peter M. Kuhlmann   as Class II Director
                                    ( ) Mark C. Winmill     as Class IV Director
[  ]  WITHHOLD AUTHORITY
      FOR ALL NOMINEES

[  ]  FOR ALL EXCEPT
      (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Tuxis Corporation c/o American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Company Board's recommendations.

              PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.